                                                                   EXHIBIT 10.49

                                                                  EXECUTION COPY



================================================================================


                      GUARANTEE AND COLLATERAL AGREEMENT


                                    made by


                         PARAGON HEALTH NETWORK, INC.



                        and certain of its Subsidiaries


                                  in favor of


                           THE CHASE MANHATTAN BANK,
                              as Collateral Agent



                         Dated as of November 4, 1997


================================================================================

                               TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
SECTION 1.  DEFINED TERMS................................................................................   2
     1.1  Definitions....................................................................................   2
          -----------
     1.2  Other Definitional Provisions..................................................................   5
          -----------------------------

SECTION 2.  GUARANTEE....................................................................................   7
     2.1  Guarantee......................................................................................   7
          ---------
     2.2  Right of Contribution..........................................................................   7
          ---------------------
     2.3  No Subrogation.................................................................................   7
          --------------
     2.4  Amendments, etc. with respect to the Borrower Obligations......................................   8
          ---------------------------------------------------------
     2.5  Guarantee Absolute and Unconditional...........................................................   8
          ------------------------------------
     2.6  Reinstatement..................................................................................   9
          -------------
     2.7  Payments.......................................................................................   9
          --------

SECTION 3.  GRANT OF SECURITY INTEREST...................................................................   9

SECTION 4.  REPRESENTATIONS AND WARRANTIES...............................................................  10
     4.1  Representations in Corporate Credit Agreement..................................................  10
          ---------------------------------------------
     4.2  Title; No Other Liens..........................................................................  10
          ---------------------
     4.3  Perfected First Priority Liens.................................................................  10
          ------------------------------
     4.4  Chief Executive Office.........................................................................  11
          ----------------------
     4.5  Inventory and Equipment........................................................................  11
          -----------------------
     4.6  Farm Products..................................................................................  11
          -------------
     4.7  Pledged Securities.............................................................................  11
          ------------------
     4.8  Receivables....................................................................................  11
          -----------
     4.9  Intellectual Property..........................................................................  11
          ---------------------

SECTION 5.  COVENANTS....................................................................................  12
     5.1  Covenants in Corporate Credit Agreement........................................................  12
          ---------------------------------------
     5.2  Delivery of Instruments and Chattel Paper......................................................  12
          -----------------------------------------
     5.3  Maintenance of Insurance.......................................................................  12
          ------------------------
     5.4  Payment of Obligations.........................................................................  13
          ----------------------
     5.5  Maintenance of Perfected Security Interest; Further Documentation..............................  13
          -----------------------------------------------------------------
     5.6  Changes in Locations, Name, etc................................................................  13
          -------------------------------
     5.7  Notices........................................................................................  14
          -------
     5.8  Pledged Securities.............................................................................  14
          ------------------
     5.9  Receivables....................................................................................  15
          -----------
     5.10  Intellectual Property.........................................................................  15
           ---------------------

SECTION 6.  REMEDIAL PROVISIONS..........................................................................  16
     6.1  Certain Matters Relating to Receivables........................................................  16
          ---------------------------------------
     6.2  Communications with Obligors; Grantors Remain Liable...........................................  17
          ----------------------------------------------------
     6.3  Pledged Stock..................................................................................  17
          -------------
     6.4  Proceeds to be Turned Over To Collateral Agent.................................................  18
          ----------------------------------------------
     6.5  Application of Proceeds........................................................................  18
          -----------------------
     6.6  Code and Other Remedies........................................................................  19
          -----------------------

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                                                                                                          ----
     6.7  Registration Rights..........................................................................    19
          -------------------
     6.8  Waiver; Deficiency...........................................................................    20
          ------------------
     6.9  Governmental Obligor Limited Receivables.....................................................    20
          ----------------------------------------

SECTION 7.  THE COLLATERAL AGENT.......................................................................    21
     7.1  Collateral Agent's Appointment as Attorney-in-Fact, etc......................................    21
          -------------------------------------------------------
     7.2  Duty of Collateral Agent.....................................................................    22
          ------------------------
     7.3  Execution of Financing Statements............................................................    22
          ---------------------------------
     7.4  Authority of Collateral Agent................................................................    23
          -----------------------------

SECTION 8.  MISCELLANEOUS..............................................................................    23
     8.1  Amendments in Writing........................................................................    23
          ---------------------
     8.2  Notices......................................................................................    23
          -------
     8.3  No Waiver by Course of Conduct; Cumulative Remedies..........................................    23
          ---------------------------------------------------
     8.4  Enforcement Expenses; Indemnification........................................................    23
          -------------------------------------
     8.5  Successors and Assigns.......................................................................    24
          ----------------------
     8.6  Set-Off......................................................................................    24
          -------
     8.7  Counterparts.................................................................................    24
          ------------
     8.8  Severability.................................................................................    24
          ------------
     8.9  Section Headings.............................................................................    25
          ----------------
     8.10  Integration.................................................................................    25
           -----------
     8.11  GOVERNING LAW...............................................................................    25
           -------------
     8.12  Submission To Jurisdiction; Waivers.........................................................    25
           -----------------------------------
     8.13  Acknowledgements............................................................................    25
           ----------------
     8.14  WAIVER OF JURY TRIAL........................................................................    26
           --------------------
     8.15  Additional Grantors.........................................................................    26
           -------------------
     8.16  Releases....................................................................................    26
          ---------

          GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 4, 1997, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of THE CHASE
                                               --------
MANHATTAN BANK, as collateral agent (in such capacity, the "Collateral Agent")
                                                            ----------------
for

          (i) the banks and other financial institutions or entities (the "Corporate Lenders") from time to time parties to the Credit Agreement,
     ------------------
     dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Corporate Credit Agreement"), among Paragon Health
                             --------------------------
     Network, Inc. (the "Borrower"), the Corporate Lenders, The Chase Manhattan
                         --------
     Bank, as administrative agent for the Corporate Lenders (in such capacity, the "Administrative Agent"), and NationsBank, N.A., as documentation agent
          --------------------
     (in such capacity, the "Documentation Agent"); and
                             -------------------

          (ii) the banks and other financial institutions (the "Synthetic
                                                                ---------
     Lenders"; collectively with the Corporate Lenders, the "Lenders") from time
     -------                                                 -------
     to time parties to the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Synthetic Credit Agreement"; collectively with the Corporate
                   --------------------------
     Credit Agreement, the "Credit Agreements"), among FBTC Leasing Corp.
                            -----------------
     ("FBTC"), the Synthetic Lenders and The Chase Manhattan Bank, as
       ----
     administrative agent for the Synthetic Lenders (in such capacity, the "Synthetic Agent"; collectively with the Administrative Agent, the
     ----------------
     "Agents").
      ------


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to the Corporate Credit Agreement, the Corporate Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

          WHEREAS, the proceeds of the extensions of credit under the Corporate Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

          WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Corporate Credit Agreement;

          WHEREAS, pursuant to the Synthetic Credit Agreement, the Synthetic Lenders have severally agreed to make extensions of credit to FBTC upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Grantors (in such capacity, the "Synthetic Guarantors"),
                                                        --------------------
under the Amended and Restated Guarantee, dated as of the date hereof (the "Synthetic Guarantee"), in favor of the Synthetic Agent for the benefit of the
--------------------
Synthetic Lenders, have guaranteed the obligations of the FBTC under the Synthetic Credit Agreement, subject to certain limitations set forth therein;

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower and FBTC under the respective Credit Agreements that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the respective Credit Agreements and to induce the Lenders to make their respective extensions of credit to the Borrower and FBTC thereunder (as applicable), each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders, as follows:


                           SECTION 1.  DEFINED TERMS

          1.1  Definitions.  (a)  Unless otherwise defined herein, terms defined
               -----------
in the Corporate Credit Agreement and used herein shall have the meanings given to them in the Corporate Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments, Inventory and Investment Property.

          (b)  The following terms shall have the following meanings:

          "Agreement":  this Guarantee and Collateral Agreement, as the same may
           ---------
     be amended, supplemented or otherwise modified from time to time.

          "Borrower Obligations":  the collective reference to the unpaid
           --------------------
     principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Corporate Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Corporate Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent, any Lender or the Collateral Agent (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Corporate Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Lenders or to the Collateral Agent that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          "Collateral":  as defined in Section 3.
           ----------

          "Collateral Account":  any collateral account established by the
           ------------------
     Collateral Agent as provided in Section 6.1, 6.4 or 6.9.

          "Collateral Agent Agreement": the Collateral Agent Agreement, dated as
           --------------------------
     of the date hereof, among the Corporate Lenders, the Corporate Agent, the Synthetic Lenders, the Synthetic Agent, FBTC and the Collateral Agent.

          "Copyrights":  (i) all copyrights arising under the laws of the United
           ----------
     States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and
                                         ----------
     recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "Copyright Licenses":  any written agreement naming any Grantor as
           ------------------
     licensor or licensee (including, without limitation, those listed in
     Schedule 6), granting any right under any Copyright, including, without
     ----------
     limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, to the extent, in each case where any Grantor is a licensee under any such written agreement, the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited by such written agreement.

          "General Intangibles":  all "general intangibles" as such term is
           -------------------
     defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that
                                                               --------
     the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

          "Governmental Obligor Limited Receivables": any amount payable to a
           ----------------------------------------
     Grantor under or in connection with any Receivable where the obligor on any such Receivable is a Governmental Authority or a governmental program (including, but not limited to, Medicare and Medicaid) which pursuant to applicable law (including, but not limited to, the Federal Assignment of Claims Act) may not be sold by any Grantor or collected directly from, or enforced directly against, such obligor or Account holder by the holder of a security interest therein.

          "Guarantor Obligations":  with respect to any Guarantor, the
           ---------------------
     collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent, to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "Guarantors":  the collective reference to each Grantor other than the
           ----------
     Borrower.

          "Hedge Agreements":  as to any Person, all interest rate swaps, caps
           ----------------
     or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Intellectual Property":  the collective reference to all rights,
           ---------------------
     priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note":  any promissory note evidencing loans made by any
           -----------------
     Grantor to the Borrower or any of its Subsidiaries.

          "Issuers":  the collective reference to each issuer of a Pledged
           -------
     Security.

          "New York UCC":  the Uniform Commercial Code as from time to time in
           ------------
     effect in the State of New York.

          "Obligations":  (i) in the case of the Borrower, the Borrower
           -----------
     Obligations, (ii) in the case of each Guarantor, its Guarantor Obligations and (iii) the Synthetic Obligations.

          "Patents":  (i) all letters patent of the United States, any other
           -------
     country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all
                                                     ----------
     applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule
                                                                        --------
     6, and (iii) all rights to obtain any reissues or extensions of the
     -
     foregoing.

          "Patent License":  all agreements, whether written or oral, providing
           --------------
     for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6, to the extent,
                                                     ----------
     in each case where any Grantor is a grantee under any such agreement, the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited by such agreement.

          "Pledged Notes":  all promissory notes listed on Schedule 2, all
           -------------                                   ----------
     Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business) or any Investment Property.

          "Pledged Securities":  the collective reference to the Pledged Notes
           ------------------
     and the Pledged Stock.

          "Pledged Stock":  the shares of Capital Stock listed on Schedule 2,
           -------------                                          ----------
     together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect or any Investment Property.

          "Proceeds":  all "proceeds" as such term is defined in Section 9-
           --------
     306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

          "Receivable":  any right to payment for goods sold or leased or for
           ----------
     services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Securities Act":  the Securities Act of 1933, as amended.
           --------------

          "Support Letter of Credit": an irrevocable letter of credit delivered
           ------------------------
     pursuant to Section 8.16 to an Issuing Lender in connection with any Letter of Credit which shall remain outstanding after the termination of this Agreement naming such Issuing Lender as beneficiary thereunder, and which letter of credit shall in all respects be satisfactory to such Issuing Lender and the Collateral Agent.

          "Synthetic Obligations":  with respect to any Grantor, all obligations
           ---------------------
     and liabilities of such Grantor which may arise under or in connection with the Synthetic Guarantee whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Synthetic Agent or to the Synthetic Lenders that are required to be paid by such Grantor pursuant to the terms of this Agreement or the Synthetic Guarantee).

          "Trademarks":  (i) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the
                                                     ----------
     right to obtain all renewals thereof.

          "Trademark License":  any agreement, whether written or oral,
           -----------------
     providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6, to the extent, in each case where any Grantor is a grantee
        ----------
     under any such agreement, the grant by such Grantor of a security interest pursuant to this Agreement is not prohibited by such agreement.

          "Vehicles":  all cars, trucks, trailers, construction and earth moving
           --------
     equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

          1.2  Other Definitional Provisions.  (a)  The words "hereof,"
               -----------------------------
"herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                             SECTION 2.  GUARANTEE

          2.1  Guarantee.  (a)  Each of the Guarantors hereby, jointly and
               ---------
severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the ratable benefit of the Corporate Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent, the Administrative Agent or any Corporate Lender hereunder.

          (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Corporate Credit Agreement the Borrower may be free from any Borrower Obligations.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent, the Collateral Agent or any Corporate Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

          2.2  Right of Contribution.  Each Guarantor hereby agrees that to the
               ---------------------
extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent, Administrative Agent and the Corporate Lenders, and each Guarantor shall remain liable to the Collateral Agent, the Administrative Agent and the Corporate Lenders for the full amount guaranteed by such Guarantor hereunder.

          2.3  No Subrogation.  Notwithstanding any payment made by any
               --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent, the Administrative Agent or any Corporate Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the

Collateral Agent, the Administrative Agent or any Corporate Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent, the Administrative Agent or any Corporate Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent, the Administrative Agent and the Corporate Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent, the Administrative Agent and the Corporate Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

          2.4  Amendments, etc. with respect to the Borrower Obligations.  Each
               ---------------------------------------------------------
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any Corporate Lender may be rescinded by the Collateral Agent, the Administrative Agent or such Corporate Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any Corporate Lender, and the Corporate Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite number of Lenders under the Corporate Credit Agreement, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any Corporate Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent, the Administrative Agent nor any Corporate Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5  Guarantee Absolute and Unconditional.  Each Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any Corporate Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the Corporate Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Corporate Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any Corporate Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Collateral Agent, the Administrative Agent or any Corporate Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent or any Corporate Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any Corporate Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any Corporate Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6  Reinstatement.  The guarantee contained in this Section 2 shall
               -------------
continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or any Corporate Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7  Payments.  Each Guarantor hereby guarantees that payments
               --------
hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent located at 270 Park Avenue, New York, New York 10017.


                    SECTION 3.  GRANT OF SECURITY INTEREST

          Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and
-----------
performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Documents;

          (d)  all Equipment;

          (e)  all General Intangibles;

          (f)  all Instruments;

          (g)  all Intellectual Property;

          (h)  all Inventory;

          (i)  all Investment Property;

          (j)  all Pledged Securities;

          (k)  all books and records pertaining to the Collateral; and

          (l) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.


                  SECTION 4.  REPRESENTATIONS AND WARRANTIES

          To induce the Agents and the Lenders to enter into the Credit Agreements and to induce the Lenders to make their respective extensions of credit to the Borrower or FBTC, as the case may be, thereunder, each Grantor hereby represents and warrants to each Agent and each Lender that:

          4.1  Representations in Corporate Credit Agreement.  In the case of
               ---------------------------------------------
each Guarantor, the representations and warranties set forth in Section 4 of the Corporate Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Collateral Agent, the Agents and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such
                                     --------
representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

          4.2  Title; No Other Liens.  Except for the security interest granted
               ---------------------
to the Collateral Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Corporate Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Corporate Credit Agreement.

          4.3  Perfected First Priority Liens.  The security interests granted
               ------------------------------
pursuant to this Agreement (a) upon delivery to the Collateral Agent of stock certificates or other documents representing the Pledged Stock (together with undated stock powers duly executed in blank relating thereto), delivery to the Collateral Agent of the Pledged Notes, duly endorsed in blank by the appropriate Grantor and completion of the filings specified on Schedule 3 (which, in the
                                                   ----------
case of all filings referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor (except, in each case, under the circumstances provided to the contrary in the New York UCC or in the Uniform Commercial Code in effect in any applicable jurisdiction) and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Corporate Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens described on Schedule 7.
                                                ----------

          4.4  Chief Executive Office.  On the date hereof, such Grantor's
               ----------------------
jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.
                                                  ----------

          4.5  Inventory and Equipment.  On the date hereof, the Inventory and
               -----------------------
the Equipment (other than mobile goods) are kept at the locations listed on

Schedule 5.
----------

          4.6  Farm Products.  None of the Collateral constitutes, or is the
               -------------
Proceeds of, Farm Products.

          4.7  Pledged Securities.  (a)  The shares of Pledged Stock pledged by
               ------------------
such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor in the case of Domestic Subsidiaries, and 65% of the issued and outstanding shares of all classes of the Capital Stock of each Issuer that is a Foreign Subsidiary which is owned by such Grantor.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          4.8  Receivables.  (a)  No amount payable to such Grantor under or in
               -----------
connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

          (b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate (except for immaterial inadvertent inaccuracies).

          4.9  Intellectual Property.  (a)  Schedule 6 lists all Intellectual
               ---------------------        ----------
Property owned by such Grantor in its own name on the date hereof.

          (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the best of such Grantor's knowledge, does not infringe the intellectual property rights of any other Person, subject to the disclosure made in Schedule 6.
                                                       ----------

          (c)  Except as set forth in Schedule 6, on the date hereof, none of
                                      ----------
the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

          (e)  Except as disclosed in Schedule 6, no action or proceeding is
                                      ----------
pending, or, to the knowledge of such Grantor, threatened, on the date hereof
(i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.


                             SECTION 5.  COVENANTS

          Each Grantor covenants and agrees with the Collateral Agent, the Agents and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1  Covenants in Corporate Credit Agreement.  In the case of each
               ---------------------------------------
Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries, subject in each instance to the applicable grace and cure periods, if any, provided in the Corporate Credit Agreement or any other Loan Document to which such Guarantor is a party.

          5.2  Delivery of Instruments and Chattel Paper.  If any amount payable
               -----------------------------------------
under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper not constituting Investment Property, such Instrument or Chattel Paper shall promptly be delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

          5.3  Maintenance of Insurance.  (a)  Such Grantor will maintain, with
               ------------------------
financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Collateral Agent and (ii) insuring such Grantor, the Collateral Agent, the Agents and the Lenders against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to comply with the requirements of Section 6.5 of the Corporate Credit Agreement and to be in such form as may be reasonably satisfactory to the Collateral Agent. The Collateral Agent acknowledges that such policies in effect as of the date hereof are reasonably satisfactory with respect to coverages, forms and amounts.

          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) name the Collateral Agent as an additional insured party or loss payee, (iii) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Collateral Agent.

          (c) The Borrower shall annually deliver to the Collateral Agent, the Agents and the Lenders a renewal notice of a reputable insurance broker with respect to such insurance at least 15 days prior to the expiration of such insurance and reports of a reputable insurance broker with respect to such insurance as the Collateral Agent may from time to time reasonably request.


          5.4  Payment of Obligations.  Such Grantor will pay and discharge or
               ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          5.5  Maintenance of Perfected Security Interest; Further
               ---------------------------------------------------
Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest (to the extent the security interest in such Collateral can be perfected by filing of one or more financing statements or by possession of such Collateral by the Collateral Agent) having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever, except for Permitted Liens.

          (b) Such Grantor will furnish to the Collateral Agent, the Agents and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

          5.6  Changes in Locations, Name, etc.  Such Grantor will not, except
               --------------------------------
upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (a) subject to Section 6.10(a) of the Corporate Credit Agreement, all additional executed financing statements and other documents requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which
                      ----------
Inventory or Equipment shall be kept:

          (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5;
                                ----------

          (ii) change the location of its chief executive office or sole place of business, as the case may be, from that referred to in Section 4.4; or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading.

          5.7  Notices.  Such Grantor will advise the Collateral Agent, the
               -------
Agents and the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Corporate Credit Agreement) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.8  Pledged Securities.  (a)  If such Grantor shall become entitled
               ------------------
to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer or any Investment Property, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent, the Agents and the Lenders, hold the same in trust for the Collateral Agent, the Agents and the Lenders and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Corporate Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or otherwise permitted by the Corporate Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions
                                  ------- --------
that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

          5.9  Receivables.  (a)  Other than in the ordinary course of business
               -----------
consistent with industry standards, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

          (b) Such Grantor will deliver to the Collateral Agent a copy of each demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount (for the Grantors as a whole) of the then outstanding Receivables.

          5.10  Intellectual Property.  (a)  Such Grantor (either itself or
                ---------------------
through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods, if any, or services as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products, if any, and services offered under such Trademark,
(iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not do (and use commercially reasonable efforts to prevent any licensee or sublicensee thereof from doing) any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not do (and will use commercially reasonable efforts to prevent any licensee or sublicensee thereof from doing) any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired if such impairment would have a Material Adverse Effect. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

          (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property to infringe the intellectual property rights of any other Person if such infringement could reasonably be expected to have a Material Adverse Effect.

          (e) Such Grantor will promptly notify the Collateral Agent if it knows of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent as part of the Borrower's quarterly Compliance Certificate required pursuant to Section 6.2(b) of the Corporate Credit Agreement with respect to the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's, the Agents' and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (g) Such Grantor will take all commercially reasonable steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

          (i) Nothing contained in this Section 5.10 shall operate or be construed to require any Grantor to initiate or file any new applications to register any Trademark or Copyright.


                        SECTION 6.  REMEDIAL PROVISIONS

          6.1  Certain Matters Relating to Receivables.  (a)  The Collateral
               ---------------------------------------
Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time, upon the Collateral Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

          (b) The Collateral Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Collateral Agent's direction and control, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of

Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Lenders only as provided in Section 65, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent, the Agents and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At the Collateral Agent's request, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts, though such Grantor may retain copies thereof for its records.

          6.2  Communications with Obligors; Grantors Remain Liable.   (a)  The
               ----------------------------------------------------
Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables.

          (b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Collateral Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent, either Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent, either Agent or any Lender of any payment relating thereto, nor shall the Collateral Agent, either Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          6.3  Pledged Stock.  (a)  Unless an Event of Default shall have
               -------------
occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer, to the extent permitted in the Corporate Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast
                                   --------  -------
or corporate right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Corporate Credit Agreement, this Agreement or any other Loan Document, the Synthetic Guarantee or the Collateral Agent Agreement.

          (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Collateral Agent may determine in accordance with the Collateral Agent Agreement, and (ii) any or all of the Pledged Securities shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Issuer acknowledges and consents to the pledge herein of the Pledged Stock issued by it. Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that
(x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

          6.4  Proceeds to be Turned Over To Collateral Agent.  In addition to
               ----------------------------------------------
the rights of the Collateral Agent, the Agents and the Lenders specified in Sections 6.1 and 6.9 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent, the Agents and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent, the Agents and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 65.

          6.5  Application of Proceeds.  If an Event of Default shall have
               -----------------------
occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Collateral Agent may elect in accordance with the Collateral Agent Agreement, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the

Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          6.6  Code and Other Remedies.  If an Event of Default shall occur and
               -----------------------
be continuing, the Collateral Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or any notice otherwise expressly required in the Loan Documents) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent, either Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent, either Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent, the Agents and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect in accordance with the Collateral Agent Agreement, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent, either Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.7  Registration Rights.  (a)  If the Collateral Agent shall
               -------------------
determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Collateral Agent, the Agents and the Lenders, that the Collateral Agent, the Agents and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Corporate Credit Agreement.

          6.8  Waiver; Deficiency.  Each Grantor waives and agrees not to assert
               ------------------
any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent, either Agent or any Lender to collect such deficiency.

          6.9  Governmental Obligor Limited Receivables.  Notwithstanding the
               ----------------------------------------
provisions of Section 6.1, the Collateral Agent shall not collect or enforce payment of any Governmental Obligor Limited Receivable if and to the extent that such collection or enforcement is prohibited under 42 U.S.C. (S)(S) 1395(g) or 1396(a) or under any comparable provision of federal or state law. To the extent the Collateral Agent's rights as to any Governmental Obligor Limited Receivable are limited pursuant to this Section 6.9, upon the occurrence and during the continuation of an Event of Default, each Grantor will (i) use its reasonable and diligent best efforts to collect and enforce payment of such Governmental Obligor Limited Receivable, (ii) immediately deposit in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Lenders only as provided in Section 65, and until so turned over, shall be held by such Grantor in trust for the Collateral Agent, the Agents and the Lenders, segregated from other funds of such Grantor and (iii) upon written demand by the Collateral Agent at any time and from time to time, remit (and cause the depository bank for such Collateral Account to remit) directly to the Collateral Agent, as Proceeds of the

Collateral and for application to the payment of the Obligations pursuant to
Section 6.5, all finally collected funds on deposit in such Collateral Account.


                       SECTION 7.  THE COLLATERAL AGENT

          7.1  Collateral Agent's Appointment as Attorney-in-Fact, etc.  (a)
               -------------------------------------------------------
Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's, the Agents' and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (ii) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (vii) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (viii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's, the Agents' and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Corporate Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2  Duty of Collateral Agent.  The Collateral Agent's sole duty with
               ------------------------
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, either Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent, the Agents and the Lenders hereunder are solely to protect the Collateral Agent's, the Agents' and the Lenders' interests in the Collateral and shall not impose any duty upon the Collateral Agent, either Agent or any Lender to exercise any such powers. The Collateral Agent, the Agents and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3  Execution of Financing Statements.  Pursuant to Section 9-402 of
               ---------------------------------
the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this

Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          7.4  Authority of Collateral Agent.  Each Grantor acknowledges that
               -----------------------------
the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Collateral Agent, the Agents and the Lenders, be governed by the Corporate Credit Agreement or the Synthetic Guarantee (as the case may be) and the Collateral Agent Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                           SECTION 8.  MISCELLANEOUS

          8.1  Amendments in Writing.  None of the terms or provisions of this
               ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Corporate Credit Agreement.

          8.2  Notices.  All notices, requests and demands to or upon the
               -------
Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Corporate Credit Agreement; provided that
                                                                   --------
any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 and provided,
                                                     ----------     ---------
further, that each reference in such subsection to the Administrative Agent
--------
shall, for the purposes of this Section 8.2, be deemed to be a reference to the Collateral Agent.

          8.3  No Waiver by Course of Conduct; Cumulative Remedies.  Neither the
               ---------------------------------------------------
Collateral Agent, either Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, either Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent, either Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent, such Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4  Enforcement Expenses; Indemnification.  (a)  Each Guarantor
               -------------------------------------
agrees to pay or reimburse each Lender, each Agent and the Collateral Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement, the other Loan Documents to which such Guarantor is a party, the Synthetic Guarantee and the Collateral Agent Agreement, including, without limitation, the fees and disbursements of counsel to each of the Lenders, the Agents and the Collateral Agent.

          (b) Each Guarantor agrees to pay, and to save the Collateral Agent, the Agents and the Lenders and their respective officers, directors, trustees, investment advisors, employees, affiliates, agents and controlling persons harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the Collateral Agent, the Agents and the Lenders and their respective officers, directors, trustees, investment advisors, employees, affiliates, agents and controlling persons harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection 10.5 of the Corporate Credit Agreement.

          (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Corporate Credit Agreement, the other Loan Documents and the Synthetic Guarantee.

          8.5  Successors and Assigns.  This Agreement shall be binding upon the
               ----------------------
successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent, the Agents and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or
--------
obligations under this Agreement without the prior written consent of the Collateral Agent.

          8.6  Set-Off.  Each Grantor hereby irrevocably authorizes the
               -------
Collateral Agent, the Agents and each Lender at any time and from time to time during the continuance of an Event of Default, without prior notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, such Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Collateral Agent, such Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Collateral Agent, such Agent or such Lender hereunder and claims of every nature and description of the Collateral Agent, such Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Corporate Credit Agreement, any other Loan Document, the Synthetic Guarantee, the Collateral Agent Agreement or otherwise, as the Collateral Agent, such Agent or such Lender may elect, whether or not the Collateral Agent, either Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent, each Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Collateral Agent, such Agent or such Lender of the proceeds thereof, provided
                                                                     --------
that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, each Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, such Agent or such Lender may have.

          8.7  Counterparts.  This Agreement may be executed by one or more of
               ------------
the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9  Section Headings.  The Section headings used in this Agreement
               ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10 Integration.  This Agreement, the other Loan Documents, the
               -----------
Synthetic Guarantee and the Collateral Agent Agreement represent the agreement of the Grantors, the Collateral Agent, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent, either Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein, in the other Loan Documents, the Synthetic Guarantee or the Collateral Agent Agreement.

          8.11 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12 Submission To Jurisdiction; Waivers.  Each Grantor hereby
               -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, the other Loan Documents to which it is a party and the Synthetic Guarantee or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13 Acknowledgements.  Each Grantor hereby acknowledges that:
               ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party and the Synthetic Guarantee;

          (b) neither the Collateral Agent, either Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, any of the other Loan Documents, the Synthetic Guarantee or the Collateral Agent Agreement, and the relationship between the Grantors, on the one hand, and the Collateral Agent, the Agents and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or the Synthetic Guarantee or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          8.14 WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY IRREVOCABLY AND
               --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE SYNTHETIC GUARANTEE, OR THE COLLATERAL AGENT AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          8.15 Additional Grantors.  Each Subsidiary of the Borrower that is
               -------------------
required to become a party to this Agreement pursuant to subsection 6.10 of the Corporate Credit Agreement shall become a Grantor for all purposes of this Agreement and party to the Collateral Agent Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

          8.16 Releases.  (a)  At such time as the Loans, the Reimbursement
               --------
Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (except, with respect to any outstanding Letter of Credit, to the extent a corresponding Support Letter of Credit has been delivered to the Issuing Lender of such Letter of Credit and delivery thereof has been confirmed in writing to the Collateral Agent by such Issuing Lender), the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral, except any Support Letter of Credit, shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Corporate Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Corporate Credit Agreement; provided that the Borrower shall have delivered to the Collateral Agent, at
--------
least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Corporate Credit Agreement, the other Loan Documents and the Synthetic Guarantee.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.



                                   PARAGON HEALTH NETWORK, INC.



                                   By: /s/ Charles B. Carden
                                       ---------------------------------
                                    Title: Executive Vice President
                                           and Chief Financial Officer

                           AMERICAN-CAL MEDICAL SERVICES, INC.
                           AMS GREEN TREE, INC.
                           AMS PROPERTIES, INC.
                           CONNERWOOD HEALTHCARE, INC.
                           COORDINATED HOME HEALTH SERVICES, INC.
                           CORNERSTONE HEALTH MANAGEMENT COMPANY
                           EH ACQUISITION CORP.
                           EH ACQUISITION CORP. II
                           EH ACQUISITION CORP. III
                           EVERGREEN HEALTHCARE, INC.
                           EVERGREEN HEALTHCARE LTD., L.P.
                           GC SERVICES, INC.
                           GCI BELLA VITA, INC.
                           GCI CAMELLIA CARE CENTER, INC.
                           GCI COLTER VILLAGE, INC.
                           GCI EAST VALLEY MEDICAL & REHABILITATION CENTER, INC. GCI FAITH NURSING HOME, INC.
                           GCI HEALTH CARE CENTERS, INC.
                           GCI JOLLEY ACRES, INC.
                           GCI PALM COURT, INC.
                           GCI PRINCE GEORGE, INC.
                           GCI REALTY, INC.
                           GCI REHAB, INC.
                           GCI SPRINGDALE VILLAGE, INC.
                           GCI THERAPIES, INC.
                           GCI VALLEY MANOR HEALTH CARE CENTER, INC.
                           GCI VILLAGE GREEN, INC.
                           GCI-CAL HEALTH CARE CENTERS, INC.
                           GCI-CAL THERAPIES COMPANY
                           GCI-WISCONSIN PROPERTIES, INC.
                           GRANCARE GPO SERVICES, INC.
                           GRANCARE HOME HEALTH SERVICES, INC.
                           GRANCARE, INC.
                           GRANCARE NURSING SERVICES AND HOSPICE, INC.
                           GRANCARE OF MICHIGAN, INC.
                           GRANCARE OF NORTH CAROLINA, INC.
                           GRANCARE OF NORTHERN CALIFORNIA, INC.
                           GRANCARE SOUTH CAROLINA, INC.
                           GRANCARE TRADING, INC.
                           HERITAGE OF LOUISIANA, INC.
                           HMI CONVALESCENT CARE, INC.
                           HOSTMASTERS, INC.
                           NATIONAL HERITAGE REALTY, INC.
                           OMEGA/INDIANA CARE CORPORATION
                           RENAISSANCE MENTAL HEALTH CENTER, INC.
                           STONECREEK MANAGEMENT COMPANY, INC.



                           By: /s/ Everett W. Benton
                               ---------------------------------
                            Title: Vice President

                         AMERICAN PHARMACEUTICAL SERVICES, INC.
                         AMERICAN REHABILITY MANAGEMENT, INC.
                         AMERICAN REHABILITY SERVICES, INC.
                         AMERICAN SENIOR HEALTH SERVICES, INC.
                         APS HOLDING COMPANY, INC.
                         APS PHARMACY MANAGEMENT, INC.
                         BRIAN CENTER HEALTH & REHABILITATION/TAMPA, INC. BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC. BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC. BRIAN CENTER HEALTH & RETIREMENT/WALLACE, INC. BRIAN CENTER MANAGEMENT CORPORATION
                         BRIAN CENTER NURSING CARE/AUSTELL, INC.
                         BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                         BRIAN CENTER NURSING CARE/HICKORY, INC.
                         BRIAN CENTER NURSING CARE/POWDER SPRINGS, INC. BRIAN CENTER OF ASHEBORO, INC.
                         BRIAN CENTER OF CENTRAL COLUMBIA, INC.
                         BRIAN CENTERS HEALTH & RETIREMENT/WALLACE, INC. DEVCON HOLDING COMPANY
                         EXTENDED ACUTE HOSPITALS OF AMERICA, INC.
                         GULF COAST PHYSICAL THERAPY GROUP, INC.
                         HOME HEALTH MANAGEMENT ASSOCIATES OF AMERICA, INC. HOMECARE ASSOCIATES OF AMERICA, INC.
                         HOSPICE ASSOCIATES OF AMERICA, INC.
                         HOSPICE CARE OF TENNESSEE, INC.
                         HOSPICE MANAGEMENT PARTNERS, INC.
                         LC MANAGEMENT COMPANY
                         LCA OPERATIONAL HOLDING COMPANY
                         LCR, INC.
                         LIVING CENTERS DEVELOPMENT COMPANY
                         LIVING CENTERS - EAST, INC.
                         LIVING CENTERS HOLDING COMPANY
                         LIVING CENTERS LTCP DEVELOPMENT COMPANY
                         LIVING CENTERS OF TEXAS, INC.
                         LIVING CENTERS - ROCKY MOUNTAIN, INC.
                         LIVING CENTERS - SOUTHEAST DEVELOPMENT CORPORATION LIVING CENTERS - SOUTHEAST, INC.
                         MED-CARE SALES AND RENTALS, INC.
                         MED-THERAPY REHABILITATION SERVICES, INC.
                         PROFESSIONAL RX SYSTEMS, INC.
                         PROGRESSIVE CARE CENTERS OF AMERICA, INC.
                         REHABILITY HEALTH SERVICES, INC.
                         REHABILITY HOSPITAL SERVICES, INC.
                         THERACARE HOME HEALTH AGENCY, INC.
                         THERAPY MANAGEMENT INNOVATIONS, INC.
                         TOICA, INC.
                         WORKHEALTH HEALTHCARE MANAGEMENT INC.



                         By: /s/ Sydney Boone
                             -----------------------------------
                          Title: Vice President

                                                                      Schedule 1
                                                                      ----------


                         NOTICE ADDRESSES OF GUARANTORS

                                                                      Schedule 2
                                                                      ----------


                       DESCRIPTION OF PLEDGED SECURITIES


PLEDGED STOCK:

          Issuer                  Class of Stock              Stock Certificate No.          No. of Shares
 -----------------------------  -------------------    ---------------------------------  -------------------


PLEDGED NOTES:

          Issuer                            Payee                Principal Amount
---------------------------------   -------------------   ------------------------------

                                                                      Schedule 3
                                                                      ----------


                           FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                        Uniform Commercial Code Filings
                        -------------------------------


                         See Annex A to this Schedule 3



                          Patent and Trademark Filings
                          ----------------------------


          Notice of the Collateral Agent's security interest in the Intellectual Property listed on Schedule 6 shall be filed with the PTO and/or USCO, as the case may be.

                                                                      Schedule 4
                                                                      ----------


      LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


               Grantor                                 Location
               -------                                 --------

                                                                      Schedule 5
                                                                      ----------


                      LOCATION OF INVENTORY AND EQUIPMENT


               Grantor                                Locations
               -------                                ---------

                                                                      Schedule 6
                                                                      ----------


                       COPYRIGHTS AND COPYRIGHT LICENSES



                          PATENTS AND PATENT LICENSES



                       TRADEMARKS AND TRADEMARK LICENSES

                                                                      Schedule 7
                                                                      ----------


                              EXISTING PRIOR LIENS

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement
                                              ----------------------------------



          ASSUMPTION AGREEMENT, dated as of ________________, _____, made by ______________________________, a ______________ corporation (the "Additional
                                                                   ----------
Grantor"), in favor of THE CHASE MANHATTAN BANK, as collateral agent (in such
-------
capacity, the "Collateral Agent") for the Lenders.  All capitalized terms not
               ----------------
defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below.


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Borrower, the Corporate Lenders, the Administrative Agent and the Documentation Agent have entered into the Corporate Credit Agreement;

          WHEREAS, FBTC, the Synthetic Lenders and the Synthetic Agent have entered into the Synthetic Credit Agreement;

          WHEREAS, in connection with the Corporate Credit Agreement and the Synthetic Guarantee, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 4, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), in favor of the
                        ----------------------------------
Collateral Agent for the benefit of the Lenders;

          WHEREAS, the Corporate Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement and to the Collateral Agent Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement and the Collateral Agent Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1.  Guarantee and Collateral Agreement.  By executing and delivering
              ----------------------------------
this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder and to the Collateral Agent Agreement, in each case with the same force and effect as if originally named therein as a Grantor or a party thereto and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor under the Guarantee and Collateral Agreement and a party to the Collateral Agent Agreement. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________/*/ to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

_______________________________
*   Refer to each Schedule which needs to be supplemented.

          2.  GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY,
              -------------
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                   [ADDITIONAL GRANTOR]



                                   By:______________________
                                    Name:
                                    Title:

                          ACKNOWLEDGEMENT AND CONSENT*


     The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement, dated as of November 4, 1997 (the "Agreement"), made by
                                                         ---------
the Grantors parties thereto for the benefit of The Chase Manhattan Bank, as Collateral Agent. The undersigned agrees for the benefit of the Collateral Agent, the Agents and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

     3. The terms of Sections 6.3 and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it
------- --------
pursuant to Section 6.3 or 6.7 of the Agreement.

                                        [NAME OF ISSUER]



                                        By _______________________________

                                        Title ____________________________

                                        Address for Notices:

                                        __________________________________
                                        __________________________________
                                        Fax: _____________________________


* To be delivered by any Issuer which is not party to this Guarantee and Collateral Agreement.